GREENSPRING

                             FUND





                      THIRD QUARTER REPORT

                       SEPTEMBER 30, 2003




           This report is authorized for distribution
            only to shareholders who have received a
             copy of the official Prospectus of the
                 Greenspring Fund, Incorporated.
                        Greenspring Fund





                                   October 2003



Dear Fellow Shareholder:

     We are pleased to report that during the third quarter of 2003 the Greenspring Fund once again had positive performance, gaining 2.6% on a total return basis. Building on the gains achieved in previous months, the Greenspring Fund has achieved a gain of 16.5% through September 30, 2003, after the reinvestment of the $.30 dividend paid in July. Stocks in general were positive during the quarter; the bond market, however, reversed course and posted negative results after a string of positive quarters.

     The gains in the Greenspring Fund have been steady and consistent throughout the year, while the gains in the general equity markets have been much more volatile. So far in 2003, the Greenspring Fund has generated positive performance in eight out of nine months. The one month in which it did not post positive performance was the month of July, when it declined less than one-tenth of one per cent. The consistency of Greenspring Fund's record compares very favorably with the major stock market averages - the NASDAQ Composite has risen in just seven out of nine months, and the Dow Jones Industrial Average ("DJIA"), Standard & Poor's 500 Index ("S&P 500"), and the Russell 2000 have posted positive performance in only six out of nine months. In a further indication of steady, consistent performance, the Greenspring Fund has had either positive or unchanged performance on 63% of the trading days through September 30, 2003, while the DJIA, the S&P 500, the NASDAQ, and the Russell 2000 have posted gains in fewer than 57% of the trading days this year.

     One of the essential steps that an investor should take to have a gratifying and rewarding investment experience is to match his temperament and expectations with the investment philosophy utilized. A myriad of approaches to investing exist, many of which have successful long-term records. There is not one "best" approach, and not every style suits every individual. An investor should be well aware of both the attractive qualities of an investment philosophy, as well as its potential risks.

     One of the most important issues an investor needs to address is the amount of volatility he is willing to tolerate in his portfolio. A "growth" stock style of investor should be willing to accept sharp swings in his portfolio, which can be exhilarating when successful, but brutal when not. An investor who utilizes a "value" style of investing, such as the one that the Greenspring Fund practices, will find satisfaction and comfort as his portfolio gains in a steady fashion, but may be subjected to feelings of "missing the party" when times are more

                                 1

exuberant. To determine what investment style best fits his personality, an investor should ask himself which scenario would be harder to accept: making money, but sometimes not as much as others, when the markets are doing well (which is typically the downside of being a value investor), or losing more money than most investors when the markets are not doing well (which is the typical pitfall of the growth style of investing).

     In a perfect world of easily observed trends and functioning crystal balls, one would vary the investment approach depending upon the kind of market environment that was present or anticipated. During difficult markets, one would make use of a value approach; during more buoyant market conditions, one would employ a growth style. Certainly, this approach would have been a huge success had investors utilized a growth style of investing during the late 1990's while the Internet craze was going strong, and then switched to a value approach in early 2000 prior to growth stocks getting crushed. Some investors do attempt to pursue a strategy of switching back and forth between styles; however, their track records are typically less successful than those who remain true to their investment philosophy, be it value or growth, during good times and bad. What invariably happens is that investors make the switch from one style to the other at inopportune times. For example, investors who were hoping to "get on the bandwagon" were fleeing value-oriented mutual funds and money managers as 1999 ended, and flocking to growth managers, just as they should have been doing the opposite. Unfortunately, human nature pulls investors toward what is "popular" at the time, and away from what is currently out of favor but about to become popular. The result is that "performance-chasers" who switch investment strategies are usually "late to the party" and miss all the fun, but are "stuck with the bill," as the strategy enters its out-of-favor stage.

     There was a historically large dichotomy between the performance of value and growth styles during the late 1990's (growth over value) and the early 2000's (value over growth). We believe that in the years ahead the performance differences between the two styles will revert to relationships that are more in line with historical patterns. In any given period, one style may outperform the other, but not by the sharp measures experienced during the last five years.

     The Greenspring Fund's value-oriented, total return investment philosophy is designed to achieve steady, consistent performance, while diminishing the volatility of the portfolio. Our investment approach is built upon the premise that preserving capital during all market environments is our paramount mission. We want our shareholders to "sleep well at night" without tossing and turning anxiously after learning that the stock market had a difficult day. Furthermore, investors can be faced with unexpected expenses or cash needs resulting in the need to liquidate some portion of their investment portfolio at a less-than-desirable time. A steady-and-consistent approach to investing will lessen the possibility that the portfolio is at a severely depressed level at a time when one needs to raise cash. For example, if the unfortunate investor who bought into the NASDAQ at its peak on March 10, 2000 unexpectedly needed to raise cash three years later, he would have been selling his interest

                                 2

in the NASDAQ at a price level 75% lower than his purchase level! By contrast, if the investor who bought into the Greenspring Fund at its former (prior to value investing falling sharply out of favor) peak on April 22, 1998 needed to sell his Greenspring Fund shares three years later, he would have had a total return profit of 2%!

     Again, we are not claiming that the value style of investing is necessarily the "best" style of investing. Still, as competitive investors, we seek not only good absolute returns over the long term, but also solid performance relative to other investment styles. We have frequently espoused a goal of achieving superior investment returns over an entire market cycle, while exposing our shareholders to below-average risk.
According to Lipper Analytical Services, for the three-year period ended September 30, 2003, the Greenspring Fund was the second-best performing mutual fund out of 215 mutual funds in the Flexible Portfolio category. The Fund's positive total return of more than 24% far surpassed the performance of the DJIA, the S&P 500, the NASDAQ, and the Russell 2000, which declined, on a principal-only basis by 13%, 31%, 51%, and 6%, respectively.

     While we are very pleased with our significant outperformance during the last three years, we recognize that the wind has been at the back of value investors during that period. The five-year performance record, however, is a fairer measure of achievement because it encompasses good times and bad times for both investment styles. The end of 1998 and the entire year of 1999 were particularly challenging times for us and included some of the worst relative performance the Greenspring Fund has ever experienced. Despite including this very challenging time, during the five years ended September 30, 2003, the Greenspring Fund still finished 4th out of 168 mutual funds in its Flexible Portfolio category, according to Lipper Analytical Services. Furthermore, the Fund's positive total return of 51% exceeded the performance of most equity indices, despite the fact that the indices are continually "fully invested" in stocks, whereas the Greenspring Fund typically is invested in a mixture of stocks, bonds, and cash. On a principal-only basis during the same period of time, the DJIA gained 29%, the S&P 500 declined by 2%, the NASDAQ rose 6%, and the Russell 2000 appreciated by 34%. The Greenspring Fund's outperformance during this period is additionally noteworthy considering the fact that this five-year period also contained some of the largest gains ever in the NASDAQ and other indices. Furthermore, the Greenspring Fund's performance was achieved in a steady, consistent fashion. There was not one stellar year that accounted for the majority of the five-year performance, nor was it a matter of one or two high-flying securities accounting for most of the gains. The performance was achieved through consistent, broad-based, if unspectacular, absolute gains from both the stock and the bond portions of the portfolio, with infrequent setbacks that were less severe than those suffered by most investors.

     In the investment world, the slate is wiped clean every day. What you have accomplished in the past may be an indication of what you may do in the future, but there is no guarantee. Every investor's quest is to position his portfolio in a way that will result in the desired investment performance going forward. This

                                  3

is a constant challenge as the financial markets and the economy are in a continuous state of change. The Greenspring Fund's goal, in addition to preserving capital during difficult markets, is to continually seek investment opportunities that will allow us to build and grow our shareholders' capital in a risk-averse fashion. We feel very comfortable with the current composition of the Fund's portfolio, and are confident that we will be able to continue to generate the kind of steady, consistent investment results that our shareholders expect. The turbulence in the stock
markets   during  the  month  of  September  has   created   some
opportunities for us to increase our exposure to equities. We are still maintaining significant positions in "Busted Converts," about which we have written extensively in past shareholder letters. We continue to look very favorably upon them in this low-interest-rate, slowly recovering economic environment. As we move
forward  and  more  equity  opportunities  become  available   at
attractive prices, we may continue to lower the weighting of these bonds and increase our exposure to equities, but we will do so only when desirable risk/reward characteristics are present. We are optimistic about our prospects for continuing to generate solid performance and are looking forward to discussing our progress in future letters.


                                   Respectfully,

                                   /S/Charles vK. Carlson

                                   Charles vK. Carlson
                                   President









                                    4

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2003

COMMON STOCKS (38.68%)

    Shares                                                      Value
    ------                                                      -----

              Banks - Regional (3.57%)

    6,100     Columbia Bancorp                               $   163,480
    5,700    *First Mariner Bancorp                               99,636
   10,000     Provident Bankshares Corporation                   282,500
   13,535     Southern Financial Bancorp, Inc.                   533,008
   14,476     SunTrust Banks, Inc.                               873,916
   33,900     Yardville National Bancorp                         710,205
                                                             -----------
                                                               2,662,745
                                                             -----------

              Business and Professional Services (2.34%)

  100,650    *FTI Consulting, Inc.                             1,746,278
                                                             -----------
                                                               1,746,278
                                                             -----------

              Construction Services (4.69%)

   44,700    *Emcor Group, Inc.                                1,901,985
   89,800    *Insituform Technologies                          1,594,848
                                                             -----------
                                                               3,496,833
                                                             -----------

              Electrical Equipment (0.61%)

    8,700     Emerson Electric Co.                               458,055
                                                             -----------
                                                                 458,055
                                                             -----------

              Electric Power Generation (0.13%)

   20,000    *Calpine Corporation                                 97,800
                                                             -----------
                                                                  97,800
                                                             -----------

              Engineering Services (1.93%)

  151,525    *Michael Baker Corporation                        1,439,487
                                                             -----------
                                                               1,439,487
                                                             -----------

                                    5

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2003

COMMON STOCKS (CON'T)

    Shares                                                      Value
    ------                                                      -----

              Financial Services (0.89%)

   23,000     CIT Group, Inc.                                $   661,480
                                                             -----------
                                                                 661,480
                                                             -----------

              Healthcare (2.33%)

  206,500    *Nabi Biopharmaceuticals                          1,740,795
                                                             -----------
                                                               1,740,795
                                                             -----------

              Insurance (2.64%)

   17,500     ALFA Corp.                                         219,100
   34,450     PartnerRe, Ltd.                                  1,745,582
                                                             -----------
                                                               1,964,682
                                                             -----------

              Insurance - Brokerage (0.98%)

   12,000     Hilb Rogal and Hobbs Co.                           372,480
   27,500    *USI Holdings Corp.                                 357,775
                                                             -----------
                                                                 730,255
                                                             -----------

              Manufacturing (3.92%)

  147,100    *Middleby Corporation                             2,715,466
   13,600     Tredegar Corporation                               204,680
                                                             -----------
                                                               2,920,146
                                                             -----------

              Multi-Industry (1.46%)

   38,400    *Griffon Corporation                                689,664
   10,000     Pentair, Inc.                                      398,700
                                                             -----------
                                                               1,088,364
                                                             -----------

              Oil and Gas Exploration/Production (0.88%)

    3,900     Burlington Resources, Inc.                         187,980
   11,140     EOG Resources, Inc.                                464,983
                                                             -----------
                                                                 652,963
                                                             -----------

                                    6

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2003

COMMON STOCKS (CON'T)

    Shares                                                      Value
    ------                                                      -----

              Real Estate (1.06%)

    28,600    Gladstone Commercial Corporation               $   421,850
     6,353  *!Nomas Corp.                                            635
    27,500    Urstadt Biddle Properties, Inc. Class A            371,250
                                                             -----------
                                                                 793,735
                                                             -----------

              Savings Institutions (1.58%)

    30,000    Washington Mutual, Inc.                          1,181,100
                                                             -----------
                                                               1,181,100
                                                             -----------

              Solid Waste Services (1.30%)

   108,500   *Waste Industries USA                               972,160
                                                             -----------
                                                                 972,160
                                                             -----------

              Transportation (4.52%)

    28,200   *SCS Transportation, Inc.                           425,820
   184,500   *Wabash National Corp.                            2,942,775
                                                             -----------
                                                               3,368,595
                                                             -----------

              Utilities - Electric (2.72%)

    49,500    PPL Corporation                                  2,027,025
                                                             -----------
                                                               2,027,025
                                                             -----------

              Utilities - Natural Gas (1.13%)

    42,000    NiSource, Inc.                                     839,160
                                                             -----------
                                                                 839,160
                                                             -----------

              Total Common Stocks (Cost $22,235,188)          28,841,658
                                                             ===========

                                    7

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2003

INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.69%)

    Shares                                                      Value
    ------                                                      -----

    57,400    John Hancock Bank & Thrift Opportunity Fund    $   515,452
                                                             -----------

              Total Investment in Registered Investment
               Company (Cost $412,008)                           515,452
                                                             ===========


PREFERRED STOCKS (2.64%)

              Convertible Preferred Stock (2.51%)

    45,400    Calpine Capital Trust III 5.00%                  1,868,982
                                                             -----------
                                                               1,868,982
                                                             -----------

              Preferred Stock (0.13%)

     3,815    Realty Income Corporation 9.375% Pfd.               98,770
                                                             -----------
                                                                  98,770
                                                             -----------

              Total Preferred Stocks (Cost $1,501,210)         1,967,752
                                                             ===========














                                    8

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2003

CONVERTIBLE BONDS (55.17%)

   Principal
    Amount/
    Shares                                                      Value
    ------                                                      -----

$ 1,515,000    Amdocs Limited, 2%, 6/1/08                    $ 1,506,478
  3,650,000    Ameritrade Holdings Corp., 5.75%, 8/1/04        3,696,056
 11,568,000    Anixter International, Inc., 0%, 6/28/20        3,842,751
  3,560,000    ASM Lithography, 4.25%, 11/30/04                3,574,464
  2,000,000    Calpine Corporation, 4%, 12/26/06               1,845,000
  3,574,000    CheckFree Holdings, 6.5%,  12/1/06              3,629,844
  1,437,000    Ciena Corporation, 3.75%, 2/1/08                1,216,959
    350,000    Corning Incorporated, 0%, 11/8/15                 266,328
  2,400,000    CuraGen Corporation, 6%, 2/2/07                 1,938,000
  4,585,000    Hyperion Solutions Corp., 4.5%, 3/15/05         4,600,763
  2,046,000    LSI Logic Corporation, 4.25%, 3/15/04           2,037,049
  2,067,000    ONI Systems, 5%, 10/15/05                       2,010,158
  2,000,000    PMC-Sierra, Inc., 3.75%, 8/15/06                1,928,750
  2,649,000    Protein Design Labs, Inc., 5.5%, 2/15/07        2,727,879
  3,945,000    Quanta Services, 4%, 7/1/07                     3,363,112
  2,350,000    Shaw Group, 0%, 5/1/21                          1,522,361
  1,785,000    Vishay Intertechnology, 0%, 6/4/21              1,065,422
    420,000    Wind River Systems, Inc., 3.75%, 12/15/06         368,550
                                                             -----------

               Total Convertible Bonds (Cost $39,326,807)     41,139,924
                                                             ===========


SHORT-TERM INVESTMENTS (6.51%)

               Commercial Paper (4.56%)

  3,400,000    American Express, 1.03%, 10/2/03                3,400,000
                                                             -----------
                                                               3,400,000
                                                             -----------

               Other Short-Term Investments (1.95%)

  1,453,673    Temporary Investment Fund, Inc.                 1,453,673
                                                             -----------
                                                               1,453,673
                                                             -----------
               Total Short-Term Investments
                (Cost $4,853,673)                              4,853,673
                                                             ===========

                                      9


                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2003

               Total Investments (103.62%)
                (Cost $68,328,886)                            $77,318,459

               Payable for Securities Purchased ((4.01%))      (2,993,625)

               Payable for Fund Shares Repurchased ((0.04%))      (32,170)

               Other Assets less Liabilities (0.36%)              276,513
                                                              ------------

               Total Net Assets (100%)                        $74,569,177
                                                              ============


*  Non-income producing securities
! Illiquid, valued by the Board of Directors























                                      10

                         GREENSPRING FUND, INCORPORATED
                          PERFORMANCE SINCE INCEPTION

                                    (CHART)

                             7/1/83        $10,000
                           12/31/83         11,223
                           12/31/84         12,692
                           12/31/85         15,238
                           12/31/86         17,668
                           12/31/87         19,304
                           12/31/88         22,389
                           12/31/89         24,762
                           12/31/90         23,149
                           12/31/91         27,626
                           12/31/92         32,190
                           12/31/93         36,906
                           12/31/94         37,952
                           12/31/95         45,082
                           12/31/96         55,291
                           12/31/97         68,532
                           12/31/98         57,585
                           12/31/99         59,108
                           12/31/00         68,354
                           12/31/01         75,345
                           12/31/02         70,835
                            9/30/03         82,506

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended September 30, 2003 were 26.83%, 7.57%, 8.61% and 8.43%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.


                                      11

                         Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                             Lutherville, MD 21093
                                (410) 823-5353
                                (800) 366-3863
                           www.greenspringfund.com




                      DIRECTORS                  TRANSFER AGENT
                 Charles vK. Carlson,               PFPC Inc.
                       Chairman                   760 Moore Rd.
                 William E. Carlson           King of Prussia, PA
                      David T. Fu                (800) 576-7498
                    Sean T. Furlong
                 Michael J. Fusting
                 Michael T. Godack
                Richard Hynson, Jr.               ADMINISTRATOR
                 Michael P. O'Boyle    Corbyn Investment Management, Inc.
                                          2330 W. Joppa Road, Suite 108
                                            Lutherville, MD 21093-7207
                      OFFICERS
                 Charles vK. Carlson
        President and Chief Executive Officer

                  Michael T. Godack                  CUSTODIAN
               Sr. Vice President and            PFPC Trust Company
              Chief Compliance Officer           8800 Tinicum Blvd.
                                               Third Floor, Suite 200
                  Michael J. Fusting           Philadelphia, PA 19153
               Sr. Vice President and
               Chief Financial Officer

                                                INDEPENDENT AUDITORS
                Elizabeth Agresta Swam       PricewaterhouseCoopers LLP
                Secretary and Treasurer          250 W. Pratt Street
                                              Baltimore, MD 21201-2304


                 INVESTMENT ADVISER                 LEGAL COUNSEL
          Corbyn Investment Management, Inc.  Kirkpatrick & Lockhart LLP
           2330 West Joppa Road, Suite 108   1800 Massachusetts Avenue, N.W.
             Lutherville, MD 21093-7207        Washington, DC 20036-1800